                                 AMENDMENT TO
               SUBLEASE AND ENVIRONMENTAL CONDITIONING AGREEMENT


     THIS AMENDMENT TO SUBLEASE AND ENVIRONMENTAL CONDITIONING AGREEMENT ("Amendment") is entered into this 27 day of March, 2000 by and between ICG Telecom Group, Inc., a Colorado corporation ("ICG") f/k/a ICG Access Services, Inc. and USWATS ("Customer"), a Pennsylvania corporation, with its principal place of business at 3331 Street Rd, Suite 275 Bensalem, PA 19020.

     WHEREAS, Customer has installed certain telecommunications equipment ("Equipment") which interconnects to ICG's network in the premises located at 180 Grand Ave., Oakland, CA 94612 ("Premises"),

     WHEREAS, ICG and Customer have entered into that certain Sublease and Environmental Conditioning Agreement dated September, 18, 1995 (the "Agreement"),

     WHEREAS, ICG and Customer desire to amend certain terms and conditions of the Agreement.

     NOW, THEREFORE, the following amended terms and conditions shall apply to the Agreement:

1. The term of the Agreement is hereby extended from its current expiration of September 18, 2000 until September 18, 2002.

2.   Effect of Amendment. Except to the extent set forth herein, all of the
     -------------------
other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives on the day and year first above written.

ICG TELECOM GROUP, INC.                      USWATS


By: /s/ David. M. Hurtado                    By: /s/ [ILLEGIBLE]^^
   ---------------------------                  ------------------------

Name:   DAVID M. HURTADO                     Name:   [ILLEGIBLE]^^
     -------------------------                    ----------------------

Title:  SENIOR VICE PRESIDENT                Title:  CFO
      ------------------------                     ---------------------

Date:   04 APRIL 00                          Date:   3/27/00
     -------------------------                    ----------------------



            Approved
              ICG
          Real Estate
          [ILLEGIBLE]^^
          -------------

                                     LEASE
                                     -----

     THIS LEASE ("Lease") entered into as of the 14 day of June, 1998, between BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Landlord"), and U S Wats, Inc. a New York Company with its principal place of business at 111 Presidential Blvd., Suite 114, Bala Cynwyd, Pennsylvania 19004 ("Tenant").

                                  WITNESSETH
                                  ----------

     In consideration of the mutual covenants herein set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

     1.   SUMMARY OF DEFINED TERMS.
          ------------------------

          The parties agree that the following defined terms, as used in this Lease, shall have the meanings and shall be construed as set forth below:

          (a)  "Building": The Building located at 3331 Street Road, Bensalem
                --------
Pennsylvania 19020.

          (b)  "Project": The Building, the land and all other improvements
                -------
located at Two Greenwood Square.

          (c)  "Premises": Suite No. 275, being a 10,873 rentable square foot
                --------
portion of the 2nd floor of the Building shown on the space plan attached hereto as Exhibit "A" and made a part hereof.
   ----------

          (d)  "Term": From the Commencement Date for a period of 36 months.
                ----

          (e)  "Fixed Rent":
                ----------

                                                   MONTHLY           ANNUAL
     Months             PER R.S.F.               INSTALLMENTS       FIXED RENT
     ------             ---------                -----------       -----------

     01-12        $  19.20, Full-Service          $ 17,396.80       $ 208,761.60

     13-24        $  19.70, Full Service          $ 17,949.84       $ 214,198.08

     25-36        $  20.20, Full Service          $ 18,302.88       $ 219,634.56


          (f)  "Security Deposit": $ 34,793.60.
                ----------------

          (g)  "Estimated Occupancy Date": September 1, 1998.
                ------------------------

          (h)  "Tenant's Allocated Share": 9.50%;
                ------------------------
                Base Year Expense # 1999.

          (i)  "Rentable Area":  Premises 10,874 ft.
                -------------
                                 Building 80,521 ft.

          (j)  "Permitted Uses": Tenant's use of the Premises shall be limited
                --------------
to general office use and storage incidental thereto. Tenant's rights to use the Premises shall be subject to all applicable laws and governmental rules and regulations and to all reasonable requirements of the insurers of the Building.

          (k)  "Broker" Colliars, Lanard and Axilbund
                ------

          (l)  "Notice Address/Contact"
                ----------------------

          Tenant:           Two Greenwood Square
                            Suite 275
                            Bensalem, Pennsylvania 19020
                            Attn: Aaron R. Brown
                            Phone: (610) 660-0100
                            FAX:   (610) 660-0334

          with a copy to:
                            Kaufman, Coren, Ress & Weidman, P.C.
                            1525 Locust Street, 17/th/ floor
                            Philadelphia, Pennsylvania 19103
                            Attn:  Steve Coren
                            Phone: (215) 735-8700

          Landlord:         BRANDYWINE OPERATING PARTNERSHIP, L.P.
                            Two Greenwood Square
                            3331 Street Road, Suite 300
                            Bensalem, PA 19020
                            Attn:  H. Jeffrey DeVuono
                                   Vice President -- Operations
                            Phone: (215) 245-0229
                            Fax:   (215) 245-4592

          with a copy to:
                            Brandywine Realty Trust
                            16 Campus Blvd.
                            Suite 150
                            Newtown Square, Pennsylvania 19073
                            Attn: Brad A. Molotsky
                                  General Counsel

          (m)  "Tenant's Standard Industrial Classification
                -------------------------------------------
               Number": __________
               ------

          (n)  "Additional Rent": All sums of money or charges required to be
                ---------------
               paid by Tenant under this Lease other than Fixed Rent, whether or not such sums or charges are designated as "Additional Rent".

          (o)  "Rent": All Annual Fixed Rent, monthly installments of Annual
                ----
               Fixed Rent, Fixed Rent and Additional Rent payable by Tenant to Landlord under this Lease.

     2.   PREMISES. Landlord does hereby lease, demise and let unto Tenant and
          --------
Tenant does hereby hire and lease from Landlord the Premises for the Term, upon the provisions, conditions and limitations set forth herein.

     3.   TERM.
          ----

          (a) The Term of this Lease shall commence (the "Commencement Date") the date which is the earlier of (I) when Tenant, with Landlord's prior consent, assumes possession of the Premises and commence business operations therein or any part thereof, or (II) upon substantial completion of the Improvements required to be made by Landlord, if any. The Premises shall be deemed substantially completed when the improvements called for by Article 4 have been completed to the extent that the Premises may be occupied by Tenant for its Permitted Uses, subject only to completion of minor finishing, adjustment of equipment, and other minor construction aspects, and Landlord has procured a temporary certificate of occupancy permitting the occupancy the Premises. Landlord shall endeavor to have the Premises substantially completed on or before September 1, 1998.

          (b) Upon notification by Landlord, Landlord and Tenant shall schedule a pre-occupancy inspection of the Premises at which time a punch-list of outstanding items, if any, shall be completed within a reasonable time thereafter by Landlord for substantial conformance to the construction plans and a letter of acceptance of the Premises shall be executed by both parties. The Term shall expire on August 31, 2001. The Commencement Date shall be confirmed by Landlord and Tenant by the execution of a Confirmation of Lease Term in the form attached hereto as Exhibit "B". If Tenant fails to execute or object to the
                        -----------
Confirmation of Lease Term within ten (10) business days of its delivery, Landlord's determination of such dates shall be deemed accepted.

          (c) In the event that the Premises are not ready for Tenant's occupancy at the time herein fixed for the beginning of the Term of this Lease, because of any alterations or construction now or hereafter being carried on either to the Premises or the Building (unless such alterations are being done by Tenant or Tenant's contractor, in which case there shall be no suspension or proration of rental or other sums), or because of any restrictions, limitations or delays caused by government regulations or governmental agencies, this Lease and the Term hereof shall not be affected thereby, nor shall Tenant be entitled to make any claim for or receive any damages whatsoever from Landlord, and the term hereof shall nevertheless end on the date herein originally fixed, but no rent or other sums herein provided to be paid by Tenant shall become due until the Premises are substantially completed and deemed by Landlord to be ready for Tenant's occupancy, and until that time, the rent and other sums due hereunder shall be suspended.

          (d) In the event Landlord is not able to deliver occupancy of the Premises to Tenant by the Estimated Occupancy Date, Landlord shall make available to Tenant storage space in the Building for storage of Tenant's personal property until the Premises are available for Tenant's occupancy. Tenant shall obtain such insurance on Tenant's personal property as Tenant may desire and Landlord shall have no responsibility with respect to the condition of, or any damage to, Tenant's personal property, including as a result of the placement into, storage in or movement from the storage space provided by Landlord under this Article 3(d). - think about whether space is available; if this option is used, Tenant must be required to obtain insurance per Section 15.

     4.   CONSTRUCTION BY LANDLORD.
          ------------------------

          (a) Landlord shall construct and do such other work (collectively, the "Landlord's Work") in substantial conformity with the plans and outline specifications of the plan which have been initialed by the parties, and which are herein incorporated by reference Exhibit "A". If any material revision or supplement to Landlord's Work is deemed necessary by Landlord, those revisions and supplements shall be submitted to Tenant for approval, which approval shall not be unreasonably withheld or delayed. If any change, revision or supplement to the scope of the Landlord's Work is requested by Tenant or if Tenant fails to provide information or cooperation required by Landlord in connection with Landlord's Work within the time periods required (each, a "Tenant's Delay") then such occurrence shall not change the Commencement Date of the Term and shall not alter Tenant's obligations under this Lease so long as Landlord advises Tenant in writing of such Tenant's Delay on or before five (5) business days from the date of the occurrence of the event giving rise to the Tenant's Delay. The Term shall commence on the date the Premises would have been delivered to Tenant but for Tenant's Delay. Tenant shall be solely responsible for all reasonably documented and invoiced expenses which increase the costs incurred in connection with a Tenant requested change in the scope of the Landlord Work (including the finishes set forth therein).

          (b) Landlord shall endeavor to have the Landlord's Work be substantially completed by the Estimated Occupancy Date; provided, however, that the Estimated Occupancy Date shall be extended for that additional time equal to the aggregate time lost by Landlord due to strikes or other labor disputes not caused by Landlord, Tenant's Delay, intervening additional governmental restrictions, scarcity of labor or materials, war or other emergency, accidents, floods, fire or other casualties, atypical adverse weather conditions, or any cause which is beyond the reasonable control of Landlord.

     5.   FIXED RENT: SECURITY DEPOSIT.
          ----------------------------

          (a) Tenant shall pay to Landlord without notice or demand, and without set-off, the annual Fixed Rent payable in the monthly installments of Fixed Rent as set forth in Article 1(e), in advance on the first day of each calendar month during the Term by wire transfer of immediately available funds to the following account: First Union National Bank; ABA #031000503; account #2030000359075; such transfer to be confirmed to Brandywine Realty Services Corporation's accounting department (610-325-5622 -- fax) by written facsimile with the applicable ABA routing number. Notwithstanding the immediately preceding sentence, the first month's installment and the security deposit shall be paid upon the execution of this Lease by Tenant. Otherwise, Fixed Rent shall not commence nor be due and owing until the Commencement Date.

          (b) In the event any Fixed Rent or Additional Rent, charge, fee or other amount due from Tenant under the terms of this Lease are not paid to Landlord within five (5) days of the date due and occurres more then two (2) times in any given twelve month period, tenant shall also pay as Additional Rent a service and handling charge equal to five (5%) percent of the total payment then due. This provision shall not prevent Landlord from exercising any other remedy herein provided or otherwise available at law or in equity in the event of any default by Tenant.

          (c) Tenant shall be required to pay a security deposit of $34,793.60 under this Lease (the "Collateral"), as security for the prompt, full and faithful performance by Tenant of each and every provision of this Lease and of all obligations of Tenant hereunder. No interest shall be paid to Tenant on the Collateral, and Landlord shall have the right to commingle the Collateral with Landlord's other funds. If Tenant fails to perform any of its obligations hereunder, Landlord may use, apply or retain the whole or any part of the Collateral for the payment of (i) any rent or other sums of money which Tenant may not have paid when due, (ii) any sum expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease, and/or (iii) any sum which Landlord may expend or be required to expend by reason of Tenant's default, including, without limitation, any damage or deficiency in or from the reletting of the Premises as provided in this Lease. The use, application or retention of the Collateral, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law (it being intended that Landlord shall not first be required to proceed against the Collateral) and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If any portion of the Collateral is used, applied or retained by Landlord for the purposes set forth above, Tenant agrees, within ten days after the written demand therefor is made by Landlord, to deposit cash with the Landlord in an amount sufficient to restore the Collateral to its original amount.

          If Tenant shall fully and faithfully comply with all of the provisions of this Lease, the Collateral, or any balance thereof, shall be returned to Tenant without interest after the expiration of the Term or upon any later date after which Tenant has vacated the Premises. In the absence of evidence satisfactory to Landlord of any permitted assignment of the right to receive the Collateral, or of the remaining balance thereof, Landlord may return the same to the original Tenant, regardless of one or more assignments of Tenant's interest in this Lease or the Collateral. In such event, upon the return of the Collateral, or the remaining balance thereof to the original Tenant, Landlord shall be completely relieved of liability under this Paragraph or otherwise with respect to the Collateral.

          The Collateral shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord.

     6.   ADDITIONAL RENT.
          ---------------

          (a) Commencing January 1, 2000, and in each calendar year thereafter during the Term (as same may be extended), Tenant shall pay to Landlord, as additional rent, within thirty (30) days after Landlord certifies to Tenant the amount thereof, the following charges ("Recognized Expenses"), without deduction or set off, such charges to be based upon Tenant's Allocated Share of such charges in excess of the 1999 Base Year, as stated in Article 1(h) herein

               (1)  Insurance Premiums. All premiums paid or payable by Landlord
                    ------------------
for insurance with respect to the Project as follows:

                    (a) Fire and extended coverage insurance (including demolition and debris removal);

                    (b) Insurance against Landlord's rental loss or abatement (but not including business interruption coverage on behalf of Tenant), from damage or destruction from fire or other casualty;

                    (c) Landlord's comprehensive liability insurance (including bodily injury and property damage) and boiler insurance; and

                    (d) Such other insurance as Landlord or any reputable mortgage lending institution holding a mortgage on the Premises may require.

If the coverage period of any of such insurance obtained by Landlord commences before or extends beyond the Term, the premium therefore shall be prorated to the Term. If any such insurance is provided by blanket coverage, the part of the premium allocated to the Project shall be equitably determined by Landlord but shall not exceed the amount of premium due if insurance was provided by a policy only insuring the Project. Should Tenant's occupancy or use of the Premises at any time change and thereby cause an increase in such insurance premiums on the Premises, Building and/or Project, Tenant shall pay to Landlord the entire amount of such reasonably documented increase.

          (2)  Operating Expenses. All costs and expenses related to the Project
               ------------------
incurred and paid (not to exceed 100% of all such costs) by Landlord during the Term, including, but not limited to:

               (a) All costs and expenses related to the operation of the Building and Project, including, but not limited to, lighting, cleaning the building exterior and common areas of the building interior, trash removal and recycling repairs and maintenance of fire suppression and alarm systems, removing snow, ice and debris and maintaining all landscape areas, (including replacing and replanting flowers, shrubbery and trees), maintaining and repairing all other exterior improvements on the Project, all repairs and compliance costs necessitated by laws enacted or which become effective after the date hereof (including, without limitation, any additional regulations or requirements enacted after the date hereof regarding the American With Disabilities Act (as such applies to the Project or common areas but not to any individual tenant's space), storm water runoff and roof, if applicable) required of Landlord under applicable laws, rules and regulations and policing and regulating traffic to and from the Project. Landlord's obligation to provide snow removal services shall be limited to the parking areas and the sidewalk entrances.

               (b) All costs and expenses incurred by Landlord for ordinary compliance type environmental testing, sampling or monitoring required by statute, regulation or order of governmental authority, necessary except any costs or expenses incurred in conjunction with the spilling or depositing of any hazardous substance for which any person or other tenant is legally liable.

               (c) Any other non-capital expense or charge which would be considered an expense of maintaining, operating or repairing the Project under generally accepted accounting principles, including the cost of all utilities in the common areas of the Property.

               (d) Management fee not to exceed five (5%) percent of Fixed Rent which is applicable to the overall operation of the Project. It is expressly understood that legal fees incurred in an action against an individual tenant shall not be deemed includable as an operating expense pursuant to this
      ---
provision.

               (e) Capital expenditures shall be included as operating expenses solely to the extent of the amortized costs of same over the useful life of the
------
improvement in accordance with generally accepted accounting principles.

               (f) All charges for electricity, such charges to be based at rates from the service provider, without markup. Landlord shall not be liable for any interruption or delay in electric or any other utility service for any reason unless caused by the gross negligence or willful misconduct of landlord or its agents.

     Notwithstanding the foregoing, the term "Recognized Expenses" shall not
                                                                         ---
include any of the following:

          (a) Repairs or other work occasioned by fire, windstorm or other insured casualty plus and "deductibles" or by the exercise of the right of eminent domain;

          (b) Leasing commissions, accountants', consultants', auditors or attorneys' fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with other tenants or prospective tenants or other occupants, or associated with the enforcement of any other leases or the defense of Landlord's title to or interest in the real property or any part thereof;

          (c) Costs incurred by Landlord in connection with construction of the Building and related facilities, the correction of defects in construction of the Building or the discharge of Landlord's Work;

          (d) Costs (including permit, licenses and inspection fees) incurred in renovating or otherwise improving or decorating, painting, or redecorating the Building or space for other tenants or other occupants or vacant space;

          (e) Costs of any items or services sold or provided to tenants (including Tenant) for which Landlord is reimbursed by such tenants, or which are not generally provided to all tenants of the Building;

          (f)  Depreciation and amortization;

          (g) Costs incurred due to a breach by Landlord or any other tenant of the terms and conditions of any lease;

          (h) Overhead and profit increment paid to subsidiaries or affiliates of Landlord for management or other services on or to the Building or for supplies or other materials, to the extent that the costs of such services, supplies or materials exceed the reasonable costs that would have been paid had the services, supplies or materials been provided by unaffiliated parties on a reasonable basis;

          (i) Interest on debt or amortization payments on any mortgage or deeds of trust or any other borrowings and any ground rent;

          (j) Ground rents or rentals payable by Landlord pursuant to any over-lease;

          (k) Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord;

          (1) All items and services for which Tenant reimburses Landlord or pays third persons or which Landlord provides selectively to one or more tenants or occupants of the building (other than Tenant) without reimbursement;

          (m) Costs incurred in managing or operating any "pay for" parking facilities within the Project;

          (n) Expenses resulting from the gross negligence or wilful misconduct of Landlord;

          (o) Any fines or fees for Landlord's failure to comply with governmental, quasi-governmental, or regulatory agencies' rules and regulations; and

          (p) Legal, accounting and other expenses related to Landlord's financing, re-financing, mortgaging or selling the Building or the Project.

     (b)  Taxes. Taxes shall be defined as all taxes, assessments and other
          -----
governmental charges ("Taxes"), including special assessments for public improvements which are levied or assessed against the Project during the Term or, if levied or assessed prior to the Term, which properly are allocable to the Term, and real estate tax appeal expenditures incurred by Landlord to the extent of any reduction resulting thereby.

          Nothing herein contained shall be construed to include as Taxes: (A) any inheritance, estate, succession, transfer, gift, franchise, corporation, net income or profit tax or capital levy that is or may be imposed upon Landlord or
(B) any Taxes resulting from a transfer of the Building or the Project or (C) any increase in Taxes due to capital improvements other than tenant improvements in the Building; provided, however, that if at any time during the Term the method of taxation prevailing at the commencement of the Term shall be altered so that in lieu of or as a substitute for the whole or any part of the taxes now levied, assessed or imposed on real estate as such there shall be levied, assessed or imposed (i) a tax on the rents received from such real estate, or
(ii) a license fee measured by the rents receivable by Landlord from the Premises or any portion thereof, or (iii) a tax or license fee imposed upon Premises or any portion thereof, then the same shall be included in the computation of Taxes hereunder.

     (c) Commencing January 1, 2000, Tenant shall pay, in monthly installments in advance, on account of Tenant's Allocated Share of Recognized Expenses and Taxes, the estimated amount of the increase of such Recognized Expenses and Taxes for such year in excess of the 1999 Base Year as determined by Landlord in its reasonable discretion and as set forth in a notice, such notice to include the basis for such calculation, to be provided to Tenant prior to such date. Prior to the end of that year and thereafter for each successive calendar year (each, a "Lease Year"), or part thereof, Landlord shall send to Tenant a statement of projected increases in Recognized Expenses and Taxes in excess of 1998 Base Year and shall indicate what Tenant's projected share of Recognized Expenses and Taxes shall be. Said amount shall be paid in equal monthly installments in advance by Tenant as Additional Rent commencing January 1 of the applicable Lease Year.

               Tenant shall have the right, at its sole cost and expense, to audit or have its appointed accountant audit Landlord's records related to Recognized Expenses and Taxes provided that any such audit may not occur more frequently than once each calendar year nor apply to any year prior to the then current calendar year and, in each event, the year 1999. In the event Tenant's audit discloses any discrepancy, Landlord and Tenant shall use their best efforts to resolve the dispute and make an appropriate adjustment, failing which, they shall submit any such dispute to arbitration pursuant to the rules and under the jurisdiction of the American Arbitration Association in Philadelphia, Pennsylvania. The decision rendered in such arbitration shall be final, binding and non-appealable. The expenses of arbitration, other than individual legal and accounting expenses which shall be the respective parties' responsibility, shall be divided equally between the parties. In the event, by agreement or as a result of an arbitration decision, it is determined that the actual Recognized Expenses and Taxes exceeded those claimed by the Landlord by more than ten percent (10%) the actual, reasonable hourly costs to Tenant of Tenant's audit (including legal and accounting costs) shall be reimbursed by Landlord.

          (d) If during the course of any Lease Year, Landlord shall have reason to believe that the Recognized Expenses and Taxes shall be different than that upon which the aforesaid projections were originally based, then Landlord shall be entitled to adjust the amount by reallocating the remaining payments for such year, for the months of the Lease Year which remain for the revised projections, and to advise Tenant of an adjustment in future monthly amounts to the end result that the Recognized Expenses and Taxes shall be collected on a reasonably current basis each Lease Year.

         (e) Within four (4) months following the end of each Lease Year or as soon thereafter as administratively available, Landlord shall send to Tenant a statement of actual expenses incurred for Recognized Expenses and Taxes for the prior Lease Year showing the Allocated Share due from Tenant. Landlord shall use its reasonable efforts to provide Tenant with the aforesaid statements on or before April 30 of each lease year; provided, however, if Landlord is unable to provide such statements by April 30, Landlord shall not have been deemed to waive its right to collect any such amounts as Additional Rent. If Landlord is unable to provide final statements on or before April 30 of each Lease year, Landlord shall provide Tenant with its unaudited internal estimates of such costs by April 30, with the caveat that the final statements may deviate from the estimate provided. In the event the amount prepaid by Tenant exceeds the amount that was actually due then Landlord shall issue a credit to Tenant in an amount equal to the over charge, which credit Tenant may apply to future payments on account of Recognized Expenses and Taxes until Tenant has been fully credited with the over charge. If the credit due to Tenant is more than the aggregate total of future rental payments, Landlord shall pay to Tenant the difference between the credit in such aggregate total. In the event Landlord has undercharged Tenant then Landlord shall send Tenant an invoice with the additional amount due, which amount shall be paid in full by Tenant within twenty (20) days of receipt.

          (f) Each of the Recognized Expense and Tax amounts, whether requiring lump sum payment or constituting projected monthly amounts added to the Fixed Rent, shall for all purposes be treated and considered as Additional Rent and the failure of Tenant to pay the same as and when due in advance and without demand shall have the same effect as failure to pay any installment of the Fixed Rent and shall afford Landlord all the remedies in the Lease therefor as well as at law or in equity.

          (g) If this Lease terminates other than at the end of a calendar year, Landlord's annual estimate of Recognized Expenses and Taxes shall be accepted by the parties as the actual Recognized Expenses and Taxes for the year the Lease ends unless Landlord provides Tenant with actual statements in accordance with subsection 6(e) above.

     7.   SIGNS; USE OF PREMISES AND COMMON AREAS.
          ---------------------------------------

          (a) As part of Tenant fit-out cost, Landlord shall provide Tenant with standard identification signage on all Building directories and at the entrance to the Premises. No other signs shall be placed, erected or maintained by Tenant at any place upon the Premises, Building or Project.

          (b) Tenant may use and occupy the Premises only for the express and limited purposes stated in Article 1(j) above; and the Premises shall not be used or occupied, in whole or in part, for any other purpose without the prior written consent of Landlord; provided that Tenant's right to so use and occupy the Premises shall remain expressly subject to the provisions of "Governmental Regulations", Article 28 herein. No machinery or equipment shall be permitted that shall cause vibration, noise or disturbance beyond the Premises. Tenant, without Landlord's consent or direction, shall not "vacate" the Premises at any time during the Term, nor permit the Premises to remain unoccupied. "Vacate" shall be defined as the removal of substantially all of the firm's client files or all of its furniture and equipment and personal property from the Premises.

          (c) Tenant shall not commit or suffer any waste upon the Premises, Building or Project or any nuisance, or any other act or thing which may disturb the quiet enjoyment of any other tenant in the Building or Project.

          (d) Tenant shall have the right, non-exclusive and in common with others, to use the exterior paved driveways and walkways of the Building for vehicular and pedestrian access to the Building. Tenant shall also have the right, in common with other tenants of the Building and Landlord, to use the designated parking areas of the Project and for the parking of automobiles of Tenant and its employees and business visitors, incident to Tenant's permitted use of the Premises; provided that Landlord shall have the right to restrict or limit Tenant's utilization of the parking areas in the event the same become overburdened and in such case to equitably allocate on proportionate basis or assign parking spaces among Tenant and the other tenants of the Building. Landlord shall have the right to establish reasonable regulations, applicable to all tenants, governing the use of or access to any interior or exterior common areas; and such regulations, when communicated by written notification from Landlord to Tenant, shall be deemed incorporated by reference hereinafter and part of this Lease.

     8.   ENVIRONMENTAL MATTERS.
          ---------------------

          (a)  Hazardous Substances.
               --------------------

               (i) Tenant shall not, except as provided in subparagraph (ii) below, bring or otherwise cause to be brought or permit any of its agents, employees, contractors or invitees to bring in, on or about any part of the Premises, Building or Project, any hazardous substance or hazardous waste in violation of law, as such terms are or may be defined in (x) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq.,
                                                                       -- ---
as the same may from time to time be amended, and the regulations promulgated pursuant thereto ("CERCLA"); the United States Department of Transportation Hazardous Materials Table (49 CFR 172.102); by the Environmental Protection Agency as hazardous substances (40 CFR Part 302); the Clean Air Act; and the Clean Water Act, and all amendments, modifications or supplements thereto; and/or (y) any other rule, regulation, ordinance, statute or requirements of any governmental or administrative agency regarding the environment (collectively, (x) and (y) shall be referred to as an applicable "Environmental Law").

               (ii) Tenant may bring to and use at the Premises, hazardous substances, supplies or other items, incidental to its normal business operations under the SIC Code referenced in paragraph 1(n) above in de minimis quantities in accordance with all laws. Tenant shall store and handle such substances in strict accordance with all environmental laws.

          (b)  SIC Numbers.
               -----------

               (i) Tenant represents and warrants that Tenant's SIC (Standard Industrial Classification) number as designated in the Standard Classification Manual prepared by the Office of Management and Budget, and as set forth in
Article 1(m) hereof, is correct. Tenant represents that the specific activities intended to be carried on in the Premises are in accordance with Article 1(k) and Tenant covenants and agrees that it will not do or suffer anything which will cause its SIC number (or that of any assignee or subtenant) to fall within any of the following "major group" classifications of SIC numbers during the Term (and any exercised renewal term) hereof: 22 through 39 inclusive, 46 through 49 inclusive, 51 and 76 (together the "Covered Numbers"). Tenant further covenants and agrees to notify Landlord at least thirty (30) days prior to any change of facts which would result in the change of Tenant's SIC number from its present number to any of the Covered Numbers. Upon such notice, Landlord shall have the right, at its option, to terminate this Lease within thirty (30) days of receipt of such notice by notifying Tenant in writing.

               (ii) Tenant shall not engage in operations at the Premises which involve the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of "hazardous substances" or "hazardous waste" as such terms are defined under any applicable Environmental Law. Tenant further covenants that it will not cause or permit to exist any "discharge" (as such term is defined under Applicable Environmental Laws) on or about the Premises.

               (iii) Tenant shall, at its expense, comply with all requirements of Applicable Environmental Laws pertaining thereto.

               (iv) In addition, upon written request of Landlord, Tenant shall cooperate with Landlord in obtaining Applicable Environmental Laws approval of any transfer of the Building of which the Premises form a part. Specifically in that regard, Tenant agrees that it shall (1) execute and deliver all affidavits, reports, responses to questions, applications or other filings required by Landlord and related to Tenant's activities at the Premises, (2) allow inspections and testing of the Premises, and (3) as respects the Premises occupied by Tenant, perform any requirement reasonably requested by Landlord necessary for the receipt of Applicable Environmental Laws approval, provided the foregoing shall be at no out-of-pocket cost or expense to Tenant except for clean-up and remediation costs arising from Tenant's activities at the Premises.

          (c)  Additional Terms.
               ----------------

               (i) In the event of Tenant's failure to comply in full with this Article, Landlord may, after written notice to Tenant and Tenant's failure to cure within 30 days of its receipt of such notice, at Landlord's option, perform any and all of Tenant's obligations as aforesaid and all costs and expenses incurred by Landlord in the exercise of this right shall be deemed to be Additional Rent payable on demand and with interest at the Default Rate until payment at the rate provided in this Lease.

               (ii) The parties acknowledge and agree that Tenant shall not be held responsible for any environmental issue at the Premises unless such issue was caused by an action or omission of Tenant or its agents, employees, consultants or invitees.

               (iii) This Article 9 shall survive the expiration or sooner termination of this Lease.

     9.   TENANT'S ALTERATIONS. Tenant will not cut or drill into or secure any
          --------------------
fixture, apparatus or equipment or make alterations, improvements or physical additions (collectively, "Alterations") of any kind to any part of the Premise without first obtaining the written consent of Landlord not to be unreasonably withheld. Alterations shall, at Landlord's option, be done by Landlord at Tenant's sole cost and expense. Landlord's consent shall not be required for the installation of any office equipment or fixtures including internal partitions which do not require disturbance of any structural elements or systems (other than attachment thereto) within the Building. If Landlord approves Tenant's Alterations and agrees to permit Tenant's contractors to do the work, Tenant, prior to the commencement of labor or supply of any materials, must furnish to Landlord (i) a duplicate or original policy or certificates of insurance evidencing (a) general public liability insurance for personal injury and property damage in the minimum amount of $1,000,000.00 combined single limit,
(b) statutory workman's compensation insurance, and (c) employer's liability insurance from each contractor to be employed (all such policies shall be non-cancelable without thirty (30) days prior written notice to Landlord and shall be in amounts and with companies satisfactory to Landlord); (ii) construction documents prepared and sealed by a registered Pennsylvania architect if such alteration is in excess of $15,000; and (iii) all applicable building permits required by law. Any consent by Landlord permitting

Tenant to do any or cause any work to be done in or about the Premises shall be and hereby is conditioned upon Tenant's work being performed by workmen and mechanics working in harmony and not interfering with labor employed by Landlord, Landlord's mechanics or their contractors or by any other tenant or their contractors. If at any time any of the workmen or mechanics performing any of Tenant's work shall be unable to work in harmony or shall interfere with any labor employed by Landlord, other tenants or their respective mechanics and contractors, then the permission granted by Landlord to Tenant permitting Tenant to do or cause any work to be done in or about the Premises, may be withdrawn by Landlord upon forty-eight (48) hours written notice to Tenant.

     All Alterations (whether temporary or permanent in character) made in or upon the Premises (other than the Landlord Work which will remain on the Premises), either by Landlord or Tenant, shall be Landlord's property upon installation and shall remain on the Premises without compensation to Tenant unless Landlord shall, upon granting its approval for such Alterations, have given written notice to Tenant to remove same at the expiration of the Lease, in which event Tenant shall promptly remove such Alterations and restore the Premises to good order and condition. Should Tenant fail to do so, Landlord may do so, collecting at Landlord's option the cost and expense thereof from Tenant as Additional Rent. All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of this Lease, or if not so removed shall, at the option of Landlord, become the property of Landlord. All such installations, removals and restoration shall be accomplished in a good and workmanlike manner so as not to damage the Premises or Building and in such manner so as not to disturb other tenants in the Building. If Tenant fails to remove any items required to be removed pursuant to this Article, Landlord may do so and the reasonable costs and expenses thereof shall be deemed Additional Rent hereunder and shall be reimbursed by Tenant to Landlord within fifteen (15) business days of Tenant's receipt of an invoice therefore from Landlord.

     10.  CONSTRUCTION LIENS.
          ------------------

          (a) Tenant will not voluntarily suffer or permit any contractor's, subcontractor's or supplier's lien (a "Construction Lien") to be filed against the Premises or any part thereof by reason of work, labor services or materials supplied or claimed to have been supplied to Tenant; and if any Construction Lien shall at any time be filed against the Premises or any part thereof, Tenant, within thirty (30) days after notice of the filing thereof, shall cause it to be discharged of record by payment, deposit, bond, order of a court or competent jurisdiction or otherwise. If Tenant shall fail to cause such Construction Lien to be discharged within the period aforesaid, then in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge it either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings. Any amount so paid by Landlord, plus all of Landlord's costs and expenses associated therewith (including, without limitation, reasonable legal fees), shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand with interest from the date of advance by Landlord at the Default Rate.

          (b) Nothing in this Lease, or in any consent to the making of alterations or improvements contained shall be deemed or construed in any way as constituting authorization by

Landlord for the making of any alterations or additions by Tenant within the meaning of 49 P.S. Sections 1101-1902, as amended or under the Contractor and Subcontractor Payment Act or any amendment thereof, or constituting a request by Landlord, express or implied, to any contractor, subcontractor or supplier for the performance of any labor or the furnishing of any materials for the use or benefit or Landlord.

     11.  ASSIGNMENT AND SUBLETTING.
          -------------------------

          (a) Subject to the remaining subsections of Section 12, except as expressly permitted pursuant to this section, Tenant shall not, without the prior written consent of Landlord, such consent not to be unreasonably withheld, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. Subject to subsection 12(g) below, this Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the written consent of Landlord.

          (b) If at any time or from time to time during the term of this Lease Tenant desires to assign all or any part of the Premises, Tenant shall give notice to Landlord of such intent. Landlord shall have the option, exercisable by notice given to Tenant within twenty (20) days after receipt of Tenant's notice, of reacquiring the portion of the Premises proposed to be assigned and terminating the Lease with respect thereto.

          (c) Any sums or other economic consideration received by Tenant as a result of any subletting or assignment (except rental or other payments received which are attributable to the amortization of the cost of leasehold improvements made to the sublet or assigned portion of the premises by Tenant for subtenant or assignee, and other reasonable expenses incident to the subletting or assignment, including standard leasing commissions) whether denominated rentals under the sublease or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to that portion of the premises subject to such sublease or assignment) shall be divided evenly between Landlord and Tenant, with Landlord's portion being payable to Landlord as Additional Rental under this Lease without affecting or reducing any other obligation of Tenant hereunder.

          (d) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor.

          (e) In the event that (i) the Premises or any part thereof are sublet and Tenant is in default under this Lease, or (ii) this Lease is assigned by Tenant, then, Landlord may collect Rent from the assignee or subtenant and apply the net amount collected to the rent herein reserved; but no such collection shall be deemed a waiver of the provisions of this Article 12 with respect to assignment and subletting, or the acceptance of such assignee or subtenant as Tenant hereunder, or a release of Tenant from further performance of the covenants herein contained.

     12.  LANDLORD'S RIGHT OF ENTRY. Landlord and persons authorized by Landlord
          -------------------------
may enter the Premises at all reasonable times upon twenty-four (24) hours notice (except in the case of an emergency in which case no prior notice is necessary) for the purpose of inspections, repairs, alterations to adjoining space, appraisals, or other reasonable purposes; including enforcement of landlord's rights under this Lease. Landlord shall not be liable for inconvenience to or disturbance of Tenant by reason of any such entry; provided, however, that in the case of repairs or work, such shall be done, so far as practicable, so as to not unreasonably interfere with Tenant's use of the Premises. Landlord also shall have the right to enter the Premises at all reasonable times after giving prior notice to Tenant, to exhibit the Premises to any prospective purchaser, tenant and/or mortgagee.

     13.  REPAIRS AND MAINTENANCE.
          -----------------------

          (a)  Except as specifically otherwise provided in Paragraphs (b) and
(c) of this Article, Tenant, at its sole cost and expense and throughout the Term of this Lease, shall keep and maintain the Premises in good order and condition, free of accumulation of dirt and rubbish, and shall promptly make all non-structural repairs necessary to keep and maintain such good order and condition. Tenant shall have the option of replacing lights, ballasts, tubes, ceiling tiles, outlets and similar equipment itself or it shall have the ability to advise Landlord of Tenant's desire to have Landlord make such repairs. If requested by Tenant, Landlord shall make such repairs to the Premises within a reasonable time of notice to Landlord and shall charge Tenant for such services at Landlord's standard rate (such rate to be competitive with the market rate for such services). Tenant shall not use or permit the use of any portion of the Premises for outdoor storage. When used in this Article 14, the term "repairs" shall include replacements and renewals when necessary. All repairs made by Tenant shall utilize materials and equipment which are at least equal in quality and usefulness to those originally used in constructing the Building and the Premises. Landlord shall maintain all HVAC systems serving the Building and the Premises. Tenant's allocated share of Landlord's cost for HVAC service, maintenance and repairs shall be included as a portion of Recognized Expenses.

          (b) Landlord, throughout the Term of this Lease and at Landlord's sole cost and expenses, shall make all necessary repairs to the footings and foundations and the structural steel columns and girders forming a part of the Premises and the HVAC, plumbing and electric systems serving the Premises.

          (c) Landlord, throughout the Term of this Lease, shall make all necessary repairs to the Building outside of the Premises and the common areas, including the roof, walls, exterior portions of the Premises and the Building, utility lines, equipment and other utility facilities in the Building, which serve more than one tenant of the Building, and to any driveways, sidewalks, curbs, loading, parking and landscaped areas, and other exterior improvements for the Building; provided, however, that Landlord shall have no responsibility to make any repairs unless and until Landlord receives written notice of the need for such repair. Tenant shall pay its Allocated Share of the cost of all repairs to be performed by Landlord pursuant to this Paragraph 14(c) as Additional Rent as provided, and as limited by with respect to capital items, in Article 6 hereof.

          (d) Landlord shall keep and maintain all common areas appurtenant to the Building and any sidewalks, parking areas, curbs and access ways adjoining the Property in a clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice, and shall keep and maintain all landscaped areas in a neat and orderly condition. Tenant shall pay its Allocated Share of the cost of all work to be performed by Landlord pursuant to this Paragraph (d) as Additional Rent as provided in Article 6 to hereof.

          (e) Notwithstanding anything herein to the contrary, repairs to the Premises, Building or Project and its appurtenant common areas made necessary by a negligent or willful act or omission of Tenant or any employee, agent, contractor, or invitee of Tenant shall be made at the sole cost and expense of Tenant, except to the extent covered by Landlord's insurance.

          (f) Landlord shall provide Tenant with janitorial services for the Premises Monday through Friday of each week in accordance with the guidelines set forth in Exhibit "D" attached hereto.
             -----------

     14.  INSURANCE; SUBROGATION RIGHTS.
          ----------------------------

          (a) Tenant shall obtain and keep in force at all times during the term hereof, at its own expense, comprehensive general liability insurance including contractual liability and personal injury liability and all similar coverage, with combined single limits of $1,000,000.00 on account of bodily injury to or death of one or more persons as the result of any one accident or disaster and $1,000,000.00 on account of damage to property, or in such other amounts as Landlord may from time to time require. The policy limits set forth herein shall be subject to periodic review, and Landlord reserves the right to require that Tenant increase the liability coverage limits if, in the reasonable opinion of Landlord, the coverage becomes inadequate and is less than commonly maintained by tenants of similar buildings in the area making similar uses.

          (b) Tenant shall, at its sole cost and expense, maintain in full force and effect on all Tenant's trade fixtures, equipment and personal property on the Premises, a policy of all risk property insurance covering the full replacement value of such property. Tenant shall also provide and keep in force, business interruption insurance in an amount equivalent to twelve (12) months' Rent and Additional Rent which shall not contain a deductible greater than seventy-two (72) hours.

          (c) All insurance required hereunder shall not be subject to cancellation without at least thirty (30) days prior notice to all insureds, and shall name Landlord, Landlord's Agent and Tenant as insureds, as their interests may appear, and, if requested by Landlord, shall also name as an additional insured any mortgagee or holder of any mortgage which may be or become a lien upon any part of the Premises. Prior to the commencement of the Term, Tenant shall provide Landlord with certificates or copies of the policy or policies of insurance above referred to, with evidence that the premiums have been paid in full for the policy periods. Tenant shall also furnish to Landlord throughout the term hereof replacement certificates or copies of renewal policies, together with evidence of like paid premiums at least thirty (30) days prior to the expiration dates of the then current policy or policies. All the insurance required under this Lease shall be issued by insurance companies authorized to do business in the Commonwealth of Pennsylvania with a financial rating of at least an A+ as rated in the most recent edition of Best's Insurance Reports and in business for the past five years. The limit of any such insurance shall not limit the liability of Tenant hereunder. If Tenant fails to procure and maintain such insurance, Landlord may, but shall not be required to, procure and maintain the same, at Tenant's expense to be reimbursed by Tenant as Additional Rent within ten (10) days of written demand. Any deductible under such insurance policy in excess of One Thousand ($1,000) must be approved by Landlord in writing prior to issuance of such policy. The policy limits set forth herein shall be subject to periodic review, and Landlord reserves the right to require that Tenant increase the liability coverage limits if, in the reasonable opinion of Landlord, the coverage becomes inadequate and is less than commonly maintained by tenants of similar buildings in the area making similar uses.

          (d) Landlord shall obtain and maintain the following insurance during the Term of this Lease: (i) replacement cost insurance (including damage for theft, vandalism, malicious mischief, sprinkler leakage and flood) on the Project, (ii) builder's risk insurance for the tenant improvements to be constructed in the Project, and (iii) comprehensive liability insurance (including bodily injury and property damage) covering Landlord's operations at the Project in amounts reasonably required by the Landlord's lender.

          (e) Each party hereto, and anyone claiming through or under them by way of subrogation, waives and releases any cause of action it might have against the other party and its employees, officers, partners, trustees and agents, on account of any loss or damage that is insured against under any insurance policy required to be obtained hereunder (to the extent that such loss or damage is recoverable under such insurance policy) that covers the Project, Building or Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements or business and which names Landlord or Tenant, as the case may be, as a party insured. Each party hereto agrees that it will cause its insurance carrier to endorse all applicable policies waiving the carrier's right of recovery under subrogation or otherwise against the other party. During any period while such waiver of right of recovery is in effect, each party shall look solely to the proceeds of such policies for compensation for loss, to the extent such proceeds are paid under such policies.

     15.  INDEMNIFICATION. Tenant shall indemnify and hold harmless Landlord and
          ---------------
its employees and agents from and against any and all third-party claims, actions, damages, liability and expense (including all expenses and liabilities incurred in defense of any such claim or any action or proceeding brought thereon) arising from (i) Tenant's improper use of the Premises, (ii) the improper conduct of Tenant's business, (iii) any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere contrary to the requirements of the Lease, (iv) any breach or default in the performance of any obligation of Tenant's part to be performed under the terms of this Lease, and (v) any negligence or willful act of Tenant or any of Tenant's agents, contractors or employees, and in case Landlord shall be made a party to any litigation commenced by or against Tenant, its agents, subtenants, licensees, concessionaires, contractors, customers or employees, then Tenant shall defend, indemnify and hold harmless Landlord and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation, after notice to Tenant and Tenant's refusal to defend such litigation, and upon notice from Landlord shall defend the same at Tenant's expense by counsel satisfactory to Landlord. Tenant shall further indemnify and hold harmless Landlord from and against any and all third-party claims, actions, damages, liability and expense which may be imposed upon or incurred by or asserted against Landlord by reason of(a) loss of life, personal injury and/or damage to property occurring in or about, or arising out of, the Premises, adjacent sidewalks and loading platforms or areas and common areas appurtenant to the Building occasioned by reason of any act or omission of Tenant, its agents, subtenants, licensees, concessionaires, contractors, customers or employees and (b) any failure on the part of Tenant to keep, observe and perform any of the terms, covenants, agreements, conditions, limitations or Rules and Regulations contained in this Lease on Tenant's part to be kept, observed and performed.

        16. QUIET ENJOYMENT. Provided Tenant has performed all of the terms and
            ---------------
conditions of this Lease, including the payment of Fixed Rent and Additional Rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord, or anyone claiming by through or under Landlord under and subject to the terms and conditions of this lease and of any mortgages now or hereafter affecting all of or any portion of the Premises.

        17. FIRE DAMAGE.
            -----------
            (a) Except as provided below, in case of damage to the Premises by fire or other insured casualty, Landlord shall repair the damage. Such repair work shall be commenced promptly following notice of the damage and completed with due diligence, taking into account the time required for Landlord to effect a settlement with and procure insurance proceeds from the insurer, except for delays due to governmental regulation, scarcity of or inability to obtain labor or materials, intervening acts of God or other causes beyond Landlord's reasonable control.

            (b)  Notwithstanding the foregoing, if (i) the damage is of a nature or extent that, in Landlord's reasonable judgment (to be communicated to Tenant within sixty (60) days from the date of the casualty), the repair and restoration work would require more than one hundred twenty (120) consecutive days to complete after the casualty and, assuming normal work crews not engaged in overtime, or (ii) if more than thirty (30%) percent of the total area of the Building is extensively damaged, Landlord shall have the right to terminate this Lease and all the unaccrued obligations of the parties hereto, by sending written notice of such termination to the other within ten (10) days of Tenant's receipt of the notice from Landlord described above. Such notice is to specify a termination date no less than fifteen (15) days after its transmission; provided, however, that in addition to the foregoing, in the event Tenant shall have also vacated the Premises because the nature or extent of the damage rendered the Premises untenantable, Tenant may by notice in writing to Landlord within five (5) days of receipt of Landlord's written notice elect to make the termination of the Lease retroactive to the date of such vacation of the Premises by Tenant. Notwithstanding the foregoing, in the event Tenant is responsible for the aforesaid casualty, Tenant shall not have the right to
                                                     ---
terminate this Lease if Landlord is willing to rebuild and restore the Premises.

            (c) If the insurance proceeds received by Landlord as dictated by the terms and conditions of any financing then existing on the Building, (excluding any rent insurance proceeds) would not be sufficient to pay for repairing the damage or are required to be applied on account of any mortgage which encumbers any part of the Premises or Building, or if the nature of loss is not covered by Landlord's fire insurance coverage, Landlord may elect either to (i) repair the damage as above provided notwithstanding such fact or (ii) terminate this Lease by giving Tenant notice of Landlord's election within thirty (30) days after Landlord's knowledge of the damage and of the unavailability or insufficiency of insurance proceeds. If the election is to terminate, Landlord shall give Tenant at least fifteen (15) days prior notice specifying the termination date.

            (d) In the event Landlord has not completed restoration of the Premises within one hundred twenty (120) days from the date of casualty (subject to delay due to weather conditions, shortages of labor or materials or other reasons beyond Landlord's control which delay in any event will not exceed an additional thirty (30) business days), Tenant may terminate this Lease by written notice to Landlord within thirty (30) business days following the expiration of such 120 day period (as extended for reasons beyond Landlord's control as provided above) unless, within thirty (30) business days following receipt of such notice, Landlord has completed such restoration and delivered the Premises to Tenant for occupancy.

            (e) In the event of damage or destruction to the Premises or any part thereof, Tenant's obligation to pay Fixed Rent and Additional Rent shall be equitably adjusted or abated. Not withstanding the foregoing, there shall be no abatement in Rent or Additional Rent if Tenant caused or is responsible for the casualty.

        18. SUBORDINATION: RIGHTS OF MORTGAGEE.
            ----------------------------------

            (a) This Lease shall be subject and subordinate at all times to the lien of any mortgages now or hereafter placed upon the Premises, Building and/or Project and land of which they are a part without the necessity of any further instrument or act on the part of Tenant to effectuate such subordination. Tenant further agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage and such further instrument or instruments of attornment as shall be desired by any mortgagee or proposed mortgagee or by any other person. Notwithstanding the foregoing, any mortgagee may at any time subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery and in that event such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage.

            (b) In the event Landlord shall be or is alleged to be in default of any of its obligations owing to Tenant under this Lease, Tenant agrees to give to the holder of any mortgage (collectively the "Mortgagee") now or hereafter placed upon the Premises, Building and/or Project, notice by registered mail of any such default which Tenant shall have served upon Landlord, provided that prior thereto Tenant has been notified in writing (by way of Notice of Assignment of Rents and/or Leases or otherwise in writing to Tenant) of the name and addresses of any such Mortgagee. Tenant shall not be entitled to exercise any right or remedy as there may be because of any default by Landlord without having given such notice to the Mortgagee; and Tenant further agrees that if Landlord shall fail to cure such default: (i) the Mortgagee shall have any additional time periods (measured from the later of the date on which the default should have been cured by Landlord or the Mortgagee's receipt of such notice from Tenant), within which to cure such default, provided that if such default be such that the same could not be cured within such period and is diligently pursuing the remedies necessary to effectuate the cure (including but not limited to foreclosure proceedings if necessary to effectuate the cure); and (ii) Tenant shall not exercise any right or remedy as there may be arising because of Landlord's default, including but not limited to, termination of this Lease as may be expressly provided for herein or available to Tenant as a matter of law, if the Mortgagee either has cured the default within such time periods, or as the case may be, has initiated the cure of same within such period and is diligently pursuing the cure of same as aforesaid.

        19. CONDEMNATION.
            ------------

            (a) If more than twenty (20%) percent of the floor area of the Premises is taken or condemned for a public or quasi-public use (a sale in lieu of condemnation to be deemed a taking or condemnation for purposes of this Lease), this Lease shall, at either party's option, terminate as of the date title to the condemned real estate vests in the condemnor, and the Fixed Rent and Additional Rent herein reserved shall be apportioned and paid in full by Tenant to Landlord to that date and all rent prepaid for period beyond that date shall forthwith be repaid by Landlord to Tenant and neither party shall thereafter have any liability hereunder.

            (b) If less than twenty (20%) percent of the floor area of the Premises is taken or if neither Landlord nor Tenant have elected to terminate this Lease pursuant to the preceding sentence, Landlord shall do such work as may be reasonably necessary to restore the portion of the Premises not taken to tenantable condition for Tenant's uses, but shall not be required to expend more than the net award Landlord reasonably expects to be available for restoration of the Premises. If Landlord determines that the damages available for restoration of the Building and/or Project will not be sufficient to pay the cost of restoration, or if the condemnation damage award is required to be applied on account of any mortgage which encumbers any part of the Premises, Building and/or Project, Landlord may terminate this Lease by giving Tenant thirty (30) days prior notice specifying the termination date.

            (c) If this Lease is not terminated after any such taking or condemnation, the Fixed Rent and the Additional Rent shall be equitably reduced in proportion to the area of the Premises which has been taken for the balance of the Term.

            (d) If a part or all of the Premises shall be taken or condemned, all compensation awarded upon such condemnation or taking shall go to Landlord and Tenant shall have no claim thereto other than Tenant's damages associated with moving, storage and relocation; and Tenant hereby expressly waives, relinquishes and releases to Landlord any claim for damages or other compensation to which Tenant might otherwise be entitled because of any such taking or limitation of the leasehold estate hereby created, and irrevocably assigns and transfers to Landlord any right to compensation of all or a part of the Premises or the leasehold estate.

        20. ESTOPPEL CERTIFICATE. Each party agrees at any time and from time to
            --------------------
time, within ten (10) days after the other party's written request, to execute, acknowledge and deliver to the other party a written instrument in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified and stating the modifications), and the dates in which Rent, Additional Rent, and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the party signing such certificate, the requesting party is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge. It is intended that any such certification and statement delivered pursuant to this Article may be relied upon by any prospective purchaser of the fee or any mortgagee thereof or any assignee of Landlord's interest in this Lease or of any mortgage upon the fee of the Premises or any part thereof.

        21. DEFAULT.
            -------
            If:

            (i) Tenant fails to pay any installment of Fixed Rent or any amount of Additional Rent when due,

            (ii) Tenant "vacates" the Premises (other than in the case of a permitted subletting or assignment) or permits the same to be unoccupied,

            (iii) Tenant fails to observe or perform any of Tenant's other agreements or obligations herein contained within thirty (30) days after written notice specifying the default, or the expiration of such additional time period as is reasonably necessary to cure such default, provided Tenant immediately commences and thereafter proceeds with all due diligence and in good faith to cure such default,

            (iv)  Tenant makes any assignment for the benefit of creditors,

            (v) Tenant commits an act of federal or state bankruptcy or files a petition or commences any proceeding under any bankruptcy or insolvency law,

            (vi) a petition is filed or any proceeding is commenced against Tenant under any federal or state bankruptcy or insolvency law and such petition or proceeding is not dismissed within thirty (30) days,

            (vii)  Tenant is adjudicated a bankrupt,

            (viii) Tenant by any act indicates its consent to, approval of or acquiescence in, or a court approves, a petition filed or proceeding commenced against Tenant under any federal or state bankruptcy or insolvency law,

            (ix) a receiver or other official is appointed for Tenant or for a substantial part of Tenant's assets or for Tenant's interests in this Lease,

            (x) any attachment or execution against a substantial part of Tenant's assets or of Tenant's interests in this Lease remains unstayed or undismissed for a period of more than ten (10) days, or

            (xi) a substantial part of Tenant's assets or of Tenant's interest in this Lease is taken by legal process in any action against Tenant,

then, in any such event, an Event of Default shall be deemed to exist and Tenant shall be in default hereunder.

        If an Event of Default shall occur, the following provisions shall apply and Landlord shall have, in addition to all other rights and remedies available at law or in equity, the rights and remedies set forth therein, which rights and remedies may be exercised upon or at any time following the occurrence of an Event of Default unless, prior to such exercise, Landlord shall agree in writing with Tenant that the Event(s) of Default has been cured by Tenant in all respects.

            (a)    Acceleration of Rent. By notice to Tenant, Landlord shall
                   --------------------
have the right to accelerate all Fixed Rent and all expense installments due hereunder and otherwise payable in installments over the remainder of the Term, and, at Landlord's option, any other Additional Rent to the extent that such Additional Rent can be determined and calculated to a fixed sum; and the amount of accelerated rent to the termination date, without further notice or demand for payment, shall be due and payable by Tenant within five (5) days after Landlord has so notified Tenant, such amount collected from Tenant pursuant to a judgment shall be discounted to present value using an interest rate of ten percent (10%) per annum. Additional Rent which has not been included, in whole or in part, in accelerated rent, shall be due and payable by Tenant during the remainder of the Term, in the amounts and at the times otherwise provided for in this Lease.

        Notwithstanding the foregoing or the application of any rule of law based on election of remedies or otherwise, if Tenant fails to pay the accelerated rent in full when due, Landlord thereafter shall have the right by notice to Tenant, (i) to terminate Tenant's further right to possession of the Premises and (ii) to terminate this Lease under paragraph (b) below; and if Tenant shall have paid part but not all of the accelerated rent, the portion thereof attributable to the period equivalent to the part of the Term remaining after Landlord's termination of possession or termination of this Lease shall be applied by Landlord against Tenant's obligations owing to Landlord, as determined by the applicable provisions of paragraphs (c) and (d) below.

               (b) Termination of Lease. By notice to Tenant, Landlord shall
                   --------------------
have the right to terminate this Lease as of a date specified in the notice of termination and in such case, Tenant's rights, including any based on any option to renew, to the possession and use of the Premises shall end absolutely as of the termination date; and this Lease shall also terminate in all respects except for the provisions hereof regarding Landlord's damages and Tenant's liabilities arising prior to, out of and following the Event of Default and the ensuing termination.

        Following such termination and the notice of same provided above (as well as upon any other termination of this Lease by expiration of the Term or otherwise) Landlord immediately shall have the right to recover possession of the Premises; and to that end, Landlord may enter the Premises and take possession, without the necessity of giving Tenant any notice to quit or any other further notice, with or without legal process or proceedings, and in so doing Landlord may remove Tenant's property (including any improvements or additions to the Premises which Tenant made, unless made with Landlord's consent which expressly permitted Tenant to not remove the same upon expiration of the
Term), as well as the property of others as may be in the Premises, and make disposition thereof in such manner as Landlord may deem to be commercially reasonable and necessary under the circumstances.

               (c) Tenant's Continuing Obligations/Landlord's Reletting Rights.
                   -----------------------------------------------------------

                   (1) Unless and until Landlord shall have terminated this Lease under paragraph (b) above, Tenant shall remain fully liable and responsible to perform all of the covenants and to observe all the conditions of this Lease throughout the remainder of the Term to the early termination date; and, in addition, Tenant shall pay to Landlord, upon demand and as Additional Rent, the total sum of all costs, losses and expenses, including reasonable attorneys' fees, as Landlord incurs, directly or indirectly, because of any Event of Default having occurred.

                   (2) If Landlord either terminates Tenant's right to possession without terminating this Lease or terminates this Lease and Tenant's leasehold estate as above provided, then, subject to the provisions below, Landlord shall have the unrestricted right to relet the Premises or any part(s) thereof to such tenant(s) on such provisions and for such period(s) as Landlord may deem appropriate. Landlord agrees, however, to use best efforts to mitigate its damages, provided that Landlord shall not be liable to Tenant for its inability to mitigate damages if it shall endeavor to relet the Premises in like manner as it offers other comparable vacant space or property available for leasing to others in the Project of which the Building is a part. If Landlord relets the Premises after such a default, the costs recovered from Tenant shall be reallocated to take into consideration any additional rent which Landlord receives from the new tenant which is in excess to that which was owed by Tenant.

               (d)  Landlord's Damages.
                    ------------------

                    (1) The damages which Landlord shall be entitled to recover from Tenant shall be the sum of:

                           (A)    all Fixed Rent and Additional Rent accrued and
unpaid as of the termination date; and

                           (B)    (i) all costs and expenses incurred by
Landlord in recovering possession of the Premises, including removal and storage of Tenant's property, (ii) the costs and expenses of restoring the Premises to the condition in which the same were to have been surrendered by Tenant as of the expiration of the Term, and (iii) the costs of reletting commissions; and

                           (C)    all Fixed Rent and Additional Rent (to the
extent that the amount(s) of Additional Rent has been then determined) otherwise payable by Tenant over the remainder of the Term as reduced to present value.

Less deducting from the total determined under subparagraphs (A), (B) and (C) all Rent and all other Additional Rent to the extent determinable as aforesaid, (to the extent that like charges would have been payable by Tenant) which Landlord receives from other tenant(s) by reason of the leasing of the Premises or part during or attributable to any period falling within the otherwise remainder of the Term.

                    (2) The damage sums payable by Tenant under the preceding provisions of this paragraph (d) shall be payable on demand from time to time as the amounts are determined; and if from Landlord's subsequent receipt of rent as aforesaid from reletting, there be any excess payment(s) by Tenant by reason of the crediting of such rent thereafter received, the excess payment(s) shall be refunded by Landlord to Tenant, without interest.

                    (d) Landlord may distrain for rent, and enforce the provisions of this Lease and may enforce and protect the rights of Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, and for the enforcement of any other appropriate legal or equitable remedy, including, without limitation, injunctive relief, and for recovery of all moneys due or to become due from Tenant under any of the provisions of this Lease.

                    (e) Without limiting the generality of the foregoing, if Tenant shall be in default in the performance of any of its obligations hereunder, Landlord, without being required to give Tenant any notice or opportunity to cure, may (but shall not be obligated to do so), in addition to any other rights it may have in law or in equity, cure such default on behalf of Tenant, and Tenant shall reimburse Landlord upon demand for any sums paid or costs incurred by Landlord in curing such default, including reasonable attorneys' fees and other legal expenses, together with interest at 10% per annum Rate from the dates of Landlord's incurring of costs or expenses.

               Tenant further waives the right to any notices to quit as may be specified in the Landlord and Tenant Act of Pennsylvania, Act of April 6, 1951, as amended, or any similar or successor provision of law, and agrees that five days notice shall be sufficient in any case where a longer period may be statutorily specified.

               (f) In addition to, and not in lieu of any of the foregoing rights granted to Landlord;

                      (i)    TENANT HEREBY EMPOWERS ANY PROTHONOTARY, CLERK
OF COURT OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR TENANT IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT FOR ANY RENT, OR ANY CHARGES HEREBY RESERVED OR DESIGNATED AS RENT OR ANY OTHER SUM PAYABLE BY TENANT TO LANDLORD UNDER OR BY REASON OF THIS LEASE (INCLUDING, WITHOUT LIMITATION, ANY SUM PAYABLE UNDER SUBDIVISION (A) OR SUBDIVISION (C) ABOVE IN THIS PARAGRAPH), AND TO SIGN FOR TENANT AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN ACTION OR ACTIONS FOR THE RECOVERY OF SAID RENT, CHARGES AND OTHER SUMS, AND IN SAID SUIT OR IN SAID ACTION OR ACTIONS TO CONFESS JUDGMENT AGAINST TENANT FOR ALL OR ANY PART OF THE RENT SPECIFIED IN THIS LEASE AND THEN UNPAID INCLUDING, AT LANDLORD'S OPTION, THE RENT FOR THE ENTIRE UNEXPIRED BALANCE OF THE TERM OF THIS LEASE, AND ALL OR ANY PART OF ANY OTHER OF SAID CHARGES OR SUMS, AND FOR INTEREST AND COSTS TOGETHER WITH REASONABLE ATTORNEY'S FEES OF 5%. SUCH AUTHORITY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS ANY OF SAID RENT OR SUCH OTHER SUMS, CHARGES, PAYMENTS, COSTS AND EXPENSES SHALL FALL DUE OR BE IN ARREARS, AND SUCH POWERS MAY BE EXERCISED AS WELL AFTER THE EXPIRATION OF THE TERM OR DURING ANY EXTENSION OR RENEWAL OF THIS LEASE.

                      (ii) WHEN THIS LEASE OR TENANT'S RIGHT OF POSSESSION SHALL BE TERMINATED BY COVENANT OR CONDITION BROKEN, OR FOR ANY OTHER REASON, EITHER DURING THE TERM OF THIS LEASE OR ANY RENEWAL OR EXTENSION THEREOF, AND ALSO WHEN AND AS SOON AS THE TERM HEREBY CREATED OR ANY EXTENSION THEREOF SHALL HAVE EXPIRED, IT SHALL BE LAWFUL FOR ANY ATTORNEY AS ATTORNEY FOR TENANT TO FILE AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN ACTION TO CONFESS JUDGMENT IN EJECTMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT, WHEREUPON,
IF LANDLORD SO DESIRES, A WRIT OF EXECUTION OR OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OF PROCEEDINGS, WHATSOEVER, AND PROVIDED THAT IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED THE SAME SHALL BE DETERMINED AND THE POSSESSION OF THE PREMISES HEREBY DEMISED REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS LEASE AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE ACTION OR ACTIONS AS

HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE SAID PREMISES.

               In any action to confess judgment in ejectment or for rent in arrears, Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence, and if a true copy of this Lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

      ________(INITIAL). TENANT WAIVER. TENANT SPECIFICALLY ACKNOWLEDGES THAT TENANT HAS VOLUNTARILY, KNOWINGLY AND INTELLIGENTLY WAIVED CERTAIN DUE PROCESS RIGHTS TO A PREJUDGMENT HEARING BY AGREEING TO THE TERMS OF THE FOREGOING PARAGRAPHS REGARDING CONFESSION OF JUDGMENT. TENANT FURTHER SPECIFICALLY AGREES THAT IN THE EVENT OF DEFAULT, LANDLORD MAY PURSUE MULTIPLE REMEDIES INCLUDING OBTAINING POSSESSION PURSUANT TO A JUDGMENT BY CONFESSION AND ALSO OBTAINING A MONEY JUDGEMENT FOR PAST DUE AND ACCELERATED AMOUNTS AND EXECUTING UPON SUCH JUDGMENT. IN SUCH EVENT AND SUBJECT TO THE TERMS SET FORTH HEREIN, LANDLORD SHALL PROVIDE FULL CREDIT TO TENANT FOR ANY MONTHLY CONSIDERATION WHICH LANDLORD RECEIVES FOR THE LEASED PREMISES IN MITIGATION OF ANY OBLIGATION OF TENANT TO LANDLORD FOR THAT MONEY. FURTHERMORE, TENANT SPECIFICALLY WAIVES ANY CLAIM AGAINST LANDLORD AND LANDLORD'S COUNSEL FOR VIOLATION OF TENANT'S CONSTITUTIONAL RIGHTS IN THE EVENT THAT JUDGMENT IS CONFESSED PURSUANT TO THIS LEASE.

               (g)  Interest on Damage Amounts. Any sums payable by Tenant
                    --------------------------
hereunder, which are not paid after the same shall be due, shall bear interest from that day until paid at the rate of four (4%) percent over the then Prime Rate as published daily under the beading "Money Rates" in The Wall Street
                                                           ---------------
Journal, unless such rate be usurious as applied to Tenant, in which case the
-------
highest permitted legal rate shall apply (the "Default Rate").

               (h)  Landlord's Statutory Rights. Landlord shall have all rights
                    ---------------------------
and remedies now or hereafter existing at law or in equity with respect to the enforcement of Tenant's obligations hereunder and the recovery of the Premises. No right or remedy herein conferred upon or reserved to Landlord shall be exclusive of any other right or remedy, but shall be cumulative and in addition to all other rights and remedies given hereunder or now or hereafter existing at law. Landlord shall be entitled to injunctive relief in case of the violation, or attempted or threatened violation, of any covenant, agreement, condition or provision of this Lease, or to a decree compelling performance of any covenant, agreement, condition or provision of this Lease.

               (i)  Remedies Not Limited. Nothing herein contained shall limit
                    --------------------
or prejudice the right of Landlord to exercise any or all rights and remedies available to Landlord by reason of default or to prove for and obtain in proceedings under any bankruptcy or insolvency laws, an amount equal to the maximum allowed by any law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damage referred to above.

               (j)  No Waiver by Landlord. No delay or forbearance by landlord
                    ---------------------
in exercising any right or remedy hereunder, or Landlord's undertaking or performing any act or matter which is not expressly required to be undertaken by Landlord shall be construed, respectively, to be a waiver of Landlord's rights or to represent any agreement by Landlord to undertake or perform such act or matter thereafter. Waiver by Landlord of any breach by Tenant of any covenant or condition herein contained (which waiver shall be effective only if so expressed in writing by Landlord) or failure by Landlord to exercise any right or remedy in respect of any such breach shall not constitute a waiver or relinquishment for the future of Landlord's right to have any such covenant or condition duly performed or observed by Tenant, or of Landlord's rights arising because of any subsequent breach of any such covenant or condition nor bar any right or remedy of Landlord in respect of such breach or any subsequent breach. Landlord's receipt and acceptance of any payment from Tenant which is tendered not in conformity with the provisions of this Lease or following an Event of Default (regardless of any endorsement or notation on any check or any statement in any letter accompanying any payment) shall not operate as an accord and satisfaction or a waiver of the right of Landlord to recover any payments then owing by Tenant which are not paid in full, or act as a bar to the termination of this Lease and the recovery of the Premises because of Tenant's previous default.

           22. CURING TENANT'S DEFAULTS. If Tenant shall default in its monetary
               ------------------------
performance of over ten (10) days and of any of its non-monetary obligations hereunder, Landlord without prejudice and in addition to any other rights it may have at law or in equity, after giving Tenant written notice of such default and after failure by Tenant within thirty (30) days of the receipt of such notice to correct or to undertake and diligently pursue correction of said default(s) in which event the thirty day period shall be extended for a reasonable time not to exceed an additional fifteen (15) days (which notice and/or opportunity to cure shall not be required in case Landlord shall determine that an emergency exists requiring prompt action), may cure such defaults(s) on behalf of Tenant; and Tenant shall reimburse Landlord on demand for all costs incurred by Landlord in that regard plus interest thereon from the date(s) of expenditure at the Default Rate, which shall be deemed Additional Rent payable hereunder.

           23. LANDLORD'S LIEN. Intentionally Deleted.
               ---------------

           24. LANDLORD'S REPRESENTATIONS AND WARRANTIES. Landlord represents
               -----------------------------------------
and warrants to Tenant as follows:

               (1)    Landlord is the fee owner of the Building and the Project;
                      and

               (2)    Landlord has the authority to enter into this Lease.

           25. SURRENDER. Tenant shall, at the expiration of the Term, promptly
               ---------
quit and surrender
the Premises in good order and condition and in conformity with the applicable provisions of this Lease, excepting only reasonable wear and tear and damage by fire or other insured casualty. Tenant shall have no right to hold over beyond the expiration of the Term and in the event Tenant shall fail to deliver possession of the Premises as herein provided, such occupancy shall not be construed to effect or constitute other than a tenancy at sufferance. During any period of occupancy beyond the expiration of the Term the amount of rent owed to Landlord by Tenant shall automatically become two hundred percent (200%) the sum of the Rent as those sums are at that time calculated under the provisions of the Lease. The acceptance of rent by Landlord or the failure or delay of Landlord in notifying or evicting Tenant following the expiration or sooner termination of the Term shall not create any tenancy rights in Tenant and any such payments by Tenant may be applied by Landlord against its costs and expenses, including attorney's fees incurred by Landlord as a result of such holdover. Landlord agrees to treat Tenant as a holdover (as opposed to a trespasser) so long as Landlord and Tenant are negotiating in good faith to extend the term of the Lease.

    26.   RULES AND REGULATIONS.  Tenant agrees that at all times during the
          ---------------------
terms of this Lease (as same may be extended) it, its employees, agents, invitees and licenses shall comply with all rules and regulations specified on Exhibit "C" attached hereto and made a part hereof, together with all reasonable
----------
Rules and Regulations as Landlord may from time to time promulgate provided they do not increase the financial burdens of Tenant or unreasonably restrict Tenant's rights under this Lease. Tenant's right to dispute the reasonableness of any changes in or additions to the Rules and Regulations shall be deemed waived unless asserted to Landlord within ten (10) business days after Landlord shall have given Tenant written notice of any such adoption or change. In case of any conflict or inconsistency between the provisions of this Lease and any Rules and Regulations, the provisions of this Lease shall control. Landlord shall have no duty or obligation to enforce any Rule and Regulation, or any term, covenant or condition of any other lease, against any other tenant, and Landlord's failure or refusal to enforce any Rule or Regulation or any term, covenant of condition of any other lease against any other tenant shall be without liability to Landlord to Tenant. However, if Landlord does enforce Rules or Regulations, Landlord shall endeavor to enforce same equally in a non-discriminatory manner.

    27.   GOVERNMENTAL REGULATIONS.
          ------------------------

          (a) Tenant shall, in the use and occupancy of the Premises and the conduct of Tenant's business or profession therein, at all times comply with all applicable laws, ordinances, orders, notices, rules and regulations of the federal, state and municipal governments, or any of their departments and the regulations of the insurers of the Premises, Building and/or Project.

          (b)  Without limiting the generality of the foregoing, Tenant shall
(i) obtain, at Tenant's expense, before engaging in Tenant's business or profession within the Premises, all necessary licenses and permits including (but not limited to) state and local business licenses or permits, and (ii) remain in compliance with and keep in full force and effect at all times all licenses, consents and permits necessary for the lawful conduct of Tenant's business or profession at the Premises. Tenant shall pay all personal property taxes, income taxes and other taxes, assessments, duties, impositions and similar charges which are or may be assessed, levied or imposed upon Tenant and which, if not paid, could be liened against the Premises or against Tenant's property therein or against Tenant's leasehold estate.

          (c) Landlord shall be responsible for compliance with Title III of the Americans with Disabilities Act of 1990, 42 U.S.C. (S)12181 et seq. and its
                                                                -- ---
regulations, (collectively, the "ADA") (i) as to the design and construction of exterior common areas (e.g, sidewalks and parking areas) and (ii) with respect
                       ---
to the initial design and construction by Landlord of Landlord's Work (as defined in Article 4 hereof). Tenant shall be responsible for compliance with the ADA in all other respects concerning the use and occupancy of the Premises, which compliance shall include, without limitation (i) provision for full and equal enjoyment of the goods, services, facilities, privileges, advantages or accommodations of the Premises as contemplated by and to the extent required by the ADA, (ii) compliance relating to requirements under the ADA or amendments thereto arising after the date of this Lease and (iii) compliance relating to the design, layout, renovation, redecorating, refurbishment, alteration, or improvement to the Premises made or requested by Tenant at any time following completion of the Landlord's Work.

          (d) Tenant, subject to the limitation of liability set forth herein, shall indemnify, protect, defend and save Landlord harmless with regard to any non-compliance or alleged non-compliance by Tenant with any law, order, ordinance, regulation, permit, license or other governmental matter in any way relating to the conduct of Tenant's business or profession in the Premises. If Landlord is named as defendant or a responsible party with respect to any alleged violation or non-compliance by Tenant as aforesaid, Landlord also may require, by notice to Tenant, that the matters or conduct giving rise thereto be discontinued by Tenant unless and until the alleged violation or non-compliance is resolved in Tenant's favor.

     28.  NOTICES. Wherever in this Lease it shall be required or permitted that
          -------
notice or demand be given or served by either party to this Lease to or on the other party, such notice or demand shall be deemed to have been duly given or served if in writing and either: (i) personally served; (ii) delivered by pre-paid nationally recognized overnight courier service (e.g. Federal Express) with
                                                      ----
evidence of receipt required for delivery; or (iii) forwarded by Registered or Certified mail, return receipt requested, postage prepaid; in all such cases addressed to the parties at the addresses set forth in Article 1 (m) hereof. Each such notice shall be deemed to have been given to or served upon the party to which addressed on the date the same is delivered or delivery is refused. Either party hereto may change its address to which said notice shall be delivered or mailed by giving written notice of such change to the other party hereto, as herein provided.

     29.  BROKERS.  Tenant represents and warrants to Landlord that Tenant has
          -------
had no dealings, negotiations or consultations with respect to the Premises or this transaction with any broker or finder other than the Broker identified in
Article 1(k); and that otherwise no broker or finder called the Premises to Tenant's attention for lease or took any part in any dealings, negotiations or consultations with respect to the Premises or this Lease. Each party agrees to indemnify and hold the other harmless from and against all liability, cost and expense, including attorney's fees and court costs, arising out of any misrepresentation or breach of warranty under this Article.

     30.  CHANGE OF BUILDING/PROJECT NAME. Landlord reserves the right at any
          -------------------------------
time and from time to time to change the name by which the Building and/or Project is designated. Landlord agrees to pay for the reasonably documented costs of stationery charges (including letterhead and cards) necessitated by any such name change.

     31.  LANDLORD'S LIABILITY.  Landlord's obligations hereunder shall be
          --------------------
binding upon Landlord only for the period of time that Landlord is in ownership of the Building; and, upon termination of that ownership, Tenant, except as to any obligations which have then due and owing, shall look solely to Landlord's successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder. Landlord shall have no personal liability under any of the terms, conditions or covenants of this Lease and Tenant shall look solely to the equity of Landlord in the Building of which the Premises form a part for the satisfaction of any claim, remedy or cause of action accruing to Tenant as a result of the breach of any action of this Lease by Landlord. In addition to the foregoing, no recourse shall be had for an obligation of Landlord hereunder, or for any claim based thereon or otherwise in respect thereof, against any past, present of future trustee, shareholder, officer, director, agent or employee of Landlord, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such other liability being expressly waived and released by Tenant with respect to the above-named individuals.

     32.  AUTHORITY.  Tenant represents and warrants that (a) Tenant is duly
          ---------
organized, validly existing and legally authorized to do business in the Commonwealth of Pennsylvania, and (b) the persons executing this Lease are duly authorized to execute and deliver this Lease on behalf of Tenant.

     33.  NO OFFER.  The submission of the Lease by Landlord to Tenant for
          --------
examination does not constitute a reservation of or option for the Premises or of any other space within the Building or in other buildings owned or managed by Landlord or its affiliates. This Lease shall become effective as a Lease only upon the execution and legal delivery thereof by both parties hereto.

     34.  RELOCATION. Landlord, at its sole expense, on at least sixty (60)
          ----------
days' prior written notice to Tenant, may require Tenant to move from the Premises to another suite of substantially comparable size and decor in the Building or in the Business Park in order to permit Landlord to consolidate the Premises with other adjoining space leased or to be leased to another tenant in the Building. In the event of any such relocation, Landlord shall pay all the expenses of preparing and decorating the new premises so that they will be substantially similar to the Premises and shall also pay the expenses of moving Tenant's furniture and equipment to the new premises.

     35.  MISCELLANEOUS PROVISIONS.
          ------------------------

          A.   Successors.  The respective rights and obligations provided in
               ----------
this Lease shall bind and inure to the benefit of the parties hereto, their successors and assigns; provided, however, that no rights shall inure to the benefit of any successors of Tenant unless Landlord's written consent for the transfer to such successor and/or assignee has first been obtained as provided in Article 16 hereof.

          B.   Governing Law.  This Lease shall be construed, governed and
               -------------
enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to principles relating to conflicts of law.

          C.   Severability.  If any provisions of this Lease shall be held to
               ------------
be invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired and such remaining provisions shall remain in full force and effect.

          D.   Captions.  Marginal captions, titles or exhibits and riders and
               --------
the table of contents in this Lease are for convenience and reference only, and are in no way to be construed as defining, limiting or modifying the scope of intent of the various provisions of this Lease.

          E.   Gender. As used in this Lease, the word "person" shall mean and
               ------
include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural, where appropriate; and the words of any gender shall mean to include any other gender.

          F.   Entire Agreement.  This Lease, including the Exhibits and any
               ----------------
Riders hereto (which are hereby incorporated by this reference, except that in the event of any conflict before the printed portions of this Lease and any Exhibits or Riders, the term of such Exhibits or Riders shall control), supersedes any prior discussions, proposals, negotiations and discussions between the parties and the Lease contains all the agreements, conditions, understandings, representations and warranties made between the parties hereto with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest. Without in any way limiting the generality of the foregoing, this Lease can only be extended pursuant to the due exercise of an option (if any) contained herein or a formal agreement signed by both Landlord and Tenant specifically extending the terms. No negotiations, correspondence by Landlord or offers to extend the terms shall be deemed an extension of the termination date for any period whatsoever.

          G.   Counterparts. This Lease may be executed in any number of
               ------------
counterparts, each of which when taken together shall be deemed to be one and the same instrument.

          H.   Telefax Signatures. The parties acknowledge and agree that
               ------------------
notwithstanding any law or presumption to the contrary a telefaxed signature of either party whether upon this Lease or any related document shall be deemed valid and binding and admissible by either party against the other as if same were an original ink signature.

          I.   Calculation of Time. In computing any period of time prescribed
               -------------------
or allowed by any provision of this lease, the day of the act, event or default from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included, unless it is a Saturday, Sunday or a legal holiday, in which event the period runs until the end of the next day which is not a Saturday, Sunday, or legal holiday. Unless otherwise provided herein, all Notices and other periods expire as of 5:00 p.m. (local time in Newtown Square, Pennsylvania) on the last day of the Notice or other period.

          J.   No Merger. There shall be no merger of this Lease or of the
               ---------
leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person, firm, corporation, or other legal entity may acquire or hold, directly or indirectly, this Lease of the leasehold estate and the fee estate in the Premises or any interest in such fee estate, without the prior written consent of Landlord's mortgagee.

          K.   Time of the Essence. Time is of the essence in all provisions of
               -------------------
this Lease to be performed by or on behalf of Tenant.

          L.   Recordation of Lease. Tenant shall not record this Lease without
               --------------------
the written consent of Landlord. Upon Landlord's request or with Landlord's written consent, the parties agree to execute a short form of this Lease for recording purposes containing such terms as Landlord believes appropriate or desirable, the expense thereof to be borne by Tenant. If such a short form of this Lease is recorded, upon the termination of this Lease, Tenant shall execute, acknowledge, and deliver to Landlord an instrument in writing releasing and quitclaiming to landlord all right, title and interest of Tenant in and to the Premises arising from this Lease or otherwise, all without cost or expense to Landlord.

          M.   Accord and Satisfaction. No payment by Tenant or receipt by
               -----------------------
Landlord of a lesser amount than any payment of Fixed Rent or Additional Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Fixed Rent or Additional Rent due and payable hereunder, nor shall any endorsement or statement or any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other right or remedy provided for in this Lease, at law or in equity.

          N.   No Partnership. Landlord does not, in any way or for any purpose,
               --------------
become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant. This Lease establishes a relationship solely of that of a landlord and tenant.

          O.   Guaranty. In order to induce Landlord to execute this Lease,
               --------
Tenant agrees that Landlord may, at its option, at the time of the execution of this Lease or at any time during the Term, require a guaranty of the obligations of the Tenant hereunder by a person, firm, corporation, or other entity other than Tenant but with a business interest in Tenant, acceptable to Landlord, which guaranty shall be in a form satisfactory to Landlord.

     36.  RENEWAL OPTION. Provided Tenant is not in default of the Lease, either
          --------------
at the time of exercise of this option, or at the commencement of the Renewal Term and Tenant is fully occupying the Premises and the Lease is in full force and effect, Tenant shall have the right to renew this Lease for one (1) term of three (3) years beyond the end of the initial Term (the "Renewal Term"). Tenant shall furnish written notice of intent to renew nine (9) months prior to the expiration of the applicable Term, failing which, such renewal right shall be deemed waived; time being of the essence. The terms and conditions of this Lease during each Renewal Term shall remain unchanged except that the Base Year for the Renewal Term shall be the first year of the applicable renewal term and the annual Fixed Rent for the Renewal Term shall be $23.00 per rentable square foot.

     37.  WAIVER OF TRIAL BY JURY.  LANDLORD AND TENANT WAIVE THE RIGHT TO A
          -----------------------
TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LEASE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY TENANT AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY PERSON ACTING ON BEHALF OF LANDLORD HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE
THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. TENANT FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF SAME HAS EXECUTED THIS LEASE.

     38.  CONSENT TO JURISDICTION.  Tenant hereby consents to the exclusive
          -----------------------
jurisdiction of the state courts located in Bucks, Montgomery, Chester, Delaware and Philadelphia Counties and to the federal courts located in the Eastern District of Pennsylvania.


                           INTENTIONALLY LEFT BLANK

          IN WITNESS WHEREOF, the parties hereto have executed this Lease under seal the day and year first above written.


WITNESS:                                      LANDLORD:

                                              BRANDYWINE OPERATING
                                              PARTNERSHIP, L.P.

                                              By:   Brandywine Realty Trust,
                                                    its general partner



/s/ [ILLEGIBLE]^^                             By: /s/ [ILLEGIBLE]^^
-------------------------------                   ------------------------------
H. Jeffrey DeVuono                                Gerard H. Sweeney,
Vice President - Operations                       President and CEO



WITNESS:                                      TENANT:

                                              U S WATS, INC.
                                              a New York Corporation

                                              By: /s/ [ILLEGIBLE]^^
_______________________________                   ------------------------------
Authorized Representative                         Authorized Representative